UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2017

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rising Dividends Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	11.48%	5.07%	13.32%	13.46%
1-Year	12.74	6.26	17.92	18.03
5-Year	9.53	8.24	13.68	13.63
10-Year	5.44	4.82	7.15	7.25

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 11.48% during the reporting period, underperforming the Russell 1000 Index (the “Index”), which returned 13.46%. The Fund’s underperformance stemmed from an underweight position and stock selection in the information technology sector, and stock selection in the industrials, health care, and financials sectors. The Fund outperformed the Index within the consumer discretionary, real estate, and energy sectors due to stock selection.

MARKET OVERVIEW

Domestic equities generally experienced solid gains, with the majority of the strong upward move following the November election. The beginning of 2017 was characterized mainly by barely-bridled optimism for U.S. stocks. Credit for this enthusiasm can be assigned to (1) an improvement in economic conditions abroad, (2) a presumption that U.S. monetary policy will support financial asset values (even as short-term interest rates rise), and (3) the hope for more “business friendly” policies from Washington. This conventional wisdom is not necessarily wrong, but we note that the U.S. economy and its bull market in equities is now eight years old—long in the tooth by historic standards—and that valuations are quite high compared to long-term norms. Fold in an unusual lack of volatility despite a fraught geopolitical landscape, and every day can seem like a potential tipping point.

FUND UPDATE

As a reminder, we have made recent changes to the Portfolio Management team. Manind (Mani) Govil, CFA, became a Portfolio Manager of the Fund on October 5, 2016 and

Josh Peters became a Portfolio Manager on December 1, 2016.

The investment approach now embraced by the Fund begins with a frequently overlooked but critical question: how do we, as the managers of your Fund, plan to compete for solid returns in such an uncertain environment? Our answer focuses on dividends, both in terms of position and process.

Position. Dividends offer practical advantages for investors, not the least of which is the proverbial “check in the mail.” The Fund aims to deliver just that to you, the Fund shareholder—a growing stream of dividend payments from the Fund (that is, assuming the reinvestment of any capital gains distributions). But it’s no accident that this goal also takes our portfolio into a historically advantaged segment of the stock market measured by total return, not just yield. Although past performance is no guarantee of future results, history has demonstrated that stocks with increasing dividends typically

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outperform those without, and that higher-yielding stocks top those with low or no yields. The intersection of these two factors is precisely where we want to be. And while the critical advantages that dividends provide to long-term investors has never been a secret, relatively few equity managers occupy the territory with a genuine commitment to income.

Process. In our opinion, what we seek—above-average dividend yields and healthy dividend growth—can potentially lead to long-term outperformance, but it’s only a start. For value to be distributed to shareholders, value first needs to be created, which is why we concentrate closely on the competitive circumstances of individual businesses. All else being equal, we believe companies with sustainable competitive advantages are in a better position to defend their dividends during economic downturns and raise them faster in prosperous times. We compliment this line of inquiry with careful attention to financial strength, the operating and capital allocation acumen of management, and valuation of the stock. Finally, while above-average dividend yields tend to be concentrated in certain economic sectors, we seek to participate in favorable dividend activity and long-term total returns across the board. From a top-down perspective, our only “intentional bet” is on dividends; all other sector, style and factor exposures are managed to optimize the Fund’s risk profile.

As of the end of the reporting period, the transition of the portfolio from its previous positioning was largely complete. Notable changes included a smaller number of individual holdings and a higher average dividend yield; in particular, the Fund no longer holds any stocks that do not pay dividends at all. We also expect significantly less turnover than the portfolio has had in the past.

FUND REVIEW

During the reporting period, top contributors to performance included Apple, JPMorgan Chase & Co., and Microsoft. In the midst of its iPhone 7 product cycle, Apple reported a solid quarter over the first quarter of 2017 and offered comforting guidance that suggests fears of mediocre product acceptance were unfounded. Despite three years of only modest iPhone feature upgrades, the market’s attention has rapidly shifted to the potential for a significant iPhone 8 cycle this fall, with new screens, wireless charging, etc. These more compelling features would come at the same time that the growing installed base of iPhone users have held on to their existing phones for longer and longer, setting the stage for an acceleration in Apple’s business. JPMorgan Chase & Co. experienced a sharp move higher in the fourth quarter of 2016 as the surprising Trump presidential victory brought optimism to investors for (a) higher interest rates, (b) lower corporate tax rates and (c) less regulatory scrutiny (leading to potentially more capital return in the form of higher dividends or increased share

4      OPPENHEIMER RISING DIVIDENDS FUND

buyback), all of which we believe should generate higher earnings and better returns on capital in the near term. Microsoft is a technology company that performed well during the reporting period. The company reported strong earnings due in part to the growth of its cloud-based services.

Detractors from performance during the reporting period included Medtronic, Kroger and Activision Blizzard. We exited our position in these holdings. Medtronic reported disappointing top and bottom line fiscal year second quarter 2017 results with only 3% revenue growth. The miss was driven by a gap of new product introductions in diabetes and cardio. Sales guidance was reduced to 5%-6% constant currency to 4%-5% as well as earnings per share (EPS) guidance from 12%-16% to just double digits. Kroger’s sales trends decelerated further in the fourth quarter of 2016 and the company put up its first negative identical-store sales growth rate in at least a decade. Continued deflation in food prices was expected, but this deflation, as well as the impending growth of hard discounters Lidl and Aldi, led to an unexpected step-up in inflation. These difficult competitive circumstances led us to exit the stock. Activision Blizzard’s shares have underperformed since reporting strong third quarter results on concerns around disappointing sell-through for its franchise title Call of Duty: Infinite Warfare.

STRATEGY & OUTLOOK

For better or worse, we have no actionable predictions to offer regarding the stock market’s short-term fate. However, we do not believe it is necessary to predict the very next 3% or 5% move in the market in order to succeed over the long run.

That isn’t to say that short-term news developments or even price movements are irrelevant; sometimes they are quite relevant. What disciplined investors need is a filter that separates useful signals from the endless supply of noise. Our filter of choice is dividends. We focus on those developments which alter the reliability or growth trajectory of a company’s dividend rate; we are only too happy that few investors bother to heed these signals and lend their ears to noise instead.

Summarizing from the bottom-up views formed of our individual holdings, we worry that the market’s recent enthusiasm for stocks may not be justified by changes in government policy or improvement in underlying economic fundamentals. At the same time, no economic cycle is a clone of any other, and expansions do not expire based on age alone. Therefore, we aim for our portfolio to retain what we call an “all-weather” stance, in which we hope to benefit from most or all of any acceleration in corporate profit growth, but with limiting

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the exposure of the portfolio to undue risks—specifically, risks of dividend reductions—if the economy starts to sag.

Joshua Peters, CFA Portfolio Manager	Manind Govil, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple,Inc.	4.6%
Microsoft Corp.	4.4
JPMorgan Chase & Co.	3.1
PepsiCo, Inc.	3.0
Wells Fargo & Co.	3.0
UnitedHealth Group, Inc.	2.6
Lowe’s Cos., Inc.	2.4
Altria Group, Inc.	2.3
Stryker Corp.	2.3
Mastercard, Inc., Cl. A	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	8.1%
Oil, Gas & Consumable Fuels	8.0
Real Estate Investment Trusts (REITs)	7.2
Pharmaceuticals	5.1
IT Services	4.8
Technology Hardware, Storage & Peripherals	4.6
Software	4.4
Capital Markets	4.3
Health Care Providers & Services	4.1
Specialty Retail	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OARDX)	4/30/80	11.48%	12.74%	9.53%	5.44%
Class B (OBRDX)	9/1/93	11.05	11.86	8.65	4.90
Class C (OCRDX)	9/1/93	11.08	11.87	8.71	4.65
Class I (OIRDX)	2/28/12	11.64	13.16	9.99	9.99*
Class R (ONRDX)	3/1/01	11.35	12.42	9.21	5.14
Class Y (OYRDX)	12/16/96	11.58	12.98	9.77	5.72
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OARDX)	4/30/80	5.07%	6.26%	8.24%	4.82%
Class B (OBRDX)	9/1/93	6.05	6.86	8.36	4.90
Class C (OCRDX)	9/1/93	10.08	10.87	8.71	4.65
Class I (OIRDX)	2/28/12	11.64	13.16	9.99	9.99*
Class R (ONRDX)	3/1/01	11.35	12.42	9.21	5.14
Class Y (OYRDX)	12/16/96	11.58	12.98	9.77	5.72

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The indices are unmanaged and cannot be purchased directly by investors. While

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index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017
Class A	$1,000.00	$1,114.80	$5.57
Class B	1,000.00	1,110.50	9.62
Class C	1,000.00	1,110.80	9.57
Class I	1,000.00	1,116.40	3.36
Class R	1,000.00	1,113.50	6.94
Class Y	1,000.00	1,115.80	4.31

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.54	5.32
Class B	1,000.00	1,015.72	9.19
Class C	1,000.00	1,015.77	9.14
Class I	1,000.00	1,021.62	3.21
Class R	1,000.00	1,018.25	6.63
Class Y	1,000.00	1,020.73	4.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.06%
Class B	1.83
Class C	1.82
Class I	0.64
Class R	1.32
Class Y	0.82

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—11.9%
Hotels, Restaurants & Leisure—2.6%
Cedar Fair LP1	600,142	$43,012,177
McDonald’s Corp.	331,720	46,417,580
		89,429,757

Household Durables—1.3%
Whirlpool Corp.	228,560	42,439,021
Leisure Products—0.8%
Hasbro, Inc.	287,290	28,473,312
Media—1.9%
Comcast Corp., Cl. A	1,684,000	65,995,960
Specialty Retail—3.7%
Lowe’s Cos., Inc.	967,570	82,127,341
TJX Cos., Inc. (The)	551,390	43,361,310
		125,488,651

Textiles, Apparel & Luxury Goods—1.6%
Hanesbrands, Inc.	2,437,340	53,158,385
Consumer Staples—9.0%
Beverages—3.0%
PepsiCo, Inc.	908,640	102,930,739
Food & Staples Retailing—1.2%
CVS Health Corp.	486,540	40,110,358
Food Products—1.8%
Pinnacle Foods, Inc.	1,028,323	59,796,982
Household Products—0.7%
Colgate-Palmolive Co.	309,891	22,324,548
Tobacco—2.3%
Altria Group, Inc.	1,106,850	79,449,693
Energy—8.0%
Oil, Gas & Consumable Fuels—8.0%
Chevron Corp.	523,262	55,832,056
Magellan Midstream Partners LP1	950,313	70,608,256
Shell Midstream Partners LP1	1,096,575	35,123,297
Spectra Energy Partners LP1	1,352,600	61,069,890
Suncor Energy, Inc.	1,559,570	48,908,115
		271,541,614

	Shares	Value
Financials—21.8%
Capital Markets—4.3%
Bank of New York Mellon Corp. (The)	758,990	$35,718,069
BlackRock, Inc., Cl. A	148,710	57,189,405
CME Group, Inc., Cl. A	447,040	51,941,578
		144,849,052

Commercial Banks—8.1%
JPMorgan Chase & Co.	1,211,160	105,370,920
US Bancorp	1,333,070	68,359,830
Wells Fargo & Co.	1,885,450	101,512,628
		275,243,378

Insurance—2.2%
Chubb Ltd.	283,730	38,941,942
Marsh & McLennan Cos., Inc.	507,270	37,603,925
		76,545,867

Real Estate Investment Trusts (REITs)—7.2%
American Tower Corp.	491,490	61,898,251
CubeSmart	1,274,940	32,306,980
DuPont Fabros Technology, Inc.	755,560	38,949,118
Lamar Advertising Co., Cl. A	745,757	53,746,707
Ventas, Inc.	890,350	56,991,303
		243,892,359

Health Care—12.7%
Biotechnology—1.2%
Gilead Sciences, Inc.	588,590	40,347,844
Health Care Equipment & Supplies—2.3%
Stryker Corp.	581,200	79,258,244
Health Care Providers & Services—4.1%
Quest Diagnostics, Inc.	478,170	50,451,717
UnitedHealth Group, Inc.	509,710	89,138,085
		139,589,802

Pharmaceuticals—5.1%
Johnson & Johnson	300,592	37,114,094
Merck & Co., Inc.	1,020,370	63,599,662
Pfizer, Inc.	2,151,940	72,993,805
		173,707,561

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	Shares	Value
Industrials—9.8%
Aerospace & Defense—3.2%
Boeing Co. (The)	323,340	$59,762,932
Lockheed Martin Corp.	177,600	47,854,320
		107,617,252

Commercial Services & Supplies—3.0%
Johnson Controls International plc	1,376,050	57,202,399
KAR Auction Services, Inc.	1,007,768	43,958,840
		101,161,239

Machinery—1.1%
Cummins, Inc.	253,090	38,201,405
Professional Services—1.2%
Nielsen Holdings plc	1,029,980	42,363,077
Road & Rail—1.3%
Canadian National Railway Co.	618,280	44,695,461
Information Technology—18.6%
Communications Equipment—1.5%
Cisco Systems, Inc.	1,541,900	52,532,533
IT Services—4.8%
Accenture plc, Cl. A	450,690	54,668,697
Mastercard, Inc., Cl. A	673,230	78,310,114
Sabre Corp.	1,234,240	28,893,558
		161,872,369

Semiconductors & Semiconductor
Equipment—3.3%
Broadcom Ltd.	266,480	58,841,449
Maxim Integrated Products, Inc.	1,228,980	54,259,467
		113,100,916

Software—4.4%
Microsoft Corp.	2,187,832	149,778,979

	Shares	Value
Technology Hardware, Storage &
Peripherals—4.6%
Apple, Inc.	1,079,260	$155,035,699
Materials—1.9%
Chemicals—1.9%
Albemarle Corp.	230,360	25,088,508
Eastman Chemical Co.	473,050	37,725,737
		62,814,245

Utilities—4.5%
Electric Utilities—2.7%
American Electric Power Co., Inc.	520,630	35,314,333
PG&E Corp.	860,070	57,667,693
		92,982,026

Gas Utilities—0.6%
AmeriGas Partners LP1	448,471	20,190,164
Multi-Utilities—1.2%
National Grid plc	3,029,610	39,240,764
Total Common Stocks (Cost $2,794,579,406)		3,336,159,256

Investment Company—0.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[2,3] (Cost $13,262,584)	13,262,584	13,262,584
Total Investments, at Value (Cost $2,807,841,990)	98.6%	3,349,421,840
Net Other Assets (Liabilities)	1.4	47,458,974
Net Assets	100.0%	$3,396,880,814

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Rate shown is the 7-day yield at period end.

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STATEMENT OF INVESTMENTS Unaudited /Continued

Footnotes to Statement of Investments (Continued)

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	55,754,055	399,628,999	442,120,470	13,262,584

			Value	Income
Oppenheimer Institutional Government Money Market
Fund, Cl. E			$13,262,584	$37,400

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,794,579,406)	$3,336,159,256
Affiliated companies (cost $13,262,584)	13,262,584
3,349,421,840
Cash	999,962
Receivables and other assets:
Investments sold	47,516,875
Dividends	3,933,077
Shares of beneficial interest sold	1,793,218
Other	271,860
Total assets	3,403,936,832

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	6,042,523
Distribution and service plan fees	595,904
Trustees’ compensation	350,586
Shareholder communications	20,572
Other	46,433
Total liabilities	7,056,018

Net Assets	$3,396,880,814

Composition of Net Assets
Par value of shares of beneficial interest	$180,845,978
Additional paid-in capital	2,487,818,046
Accumulated net investment income	2,344,797
Accumulated net realized gain on investments and foreign currency transactions	184,292,143
Net unrealized appreciation on investments	541,579,850
Net Assets	$3,396,880,814

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STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,191,427,418 and
113,896,633 shares of beneficial interest outstanding)	$19.24

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.41

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,293,791 and 2,115,157 shares of beneficial interest outstanding)	$16.69

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $561,882,337 and 33,995,672 shares of beneficial interest outstanding)	$16.53

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$4,783,971 and 241,085 shares of beneficial interest outstanding)	$19.84

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $120,292,093 and 6,291,937 shares of beneficial interest outstanding)	$19.12

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$483,201,204 and 24,305,494 shares of beneficial interest outstanding)	$19.88

See accompanying Notes to Financial Statements.

16      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $128,980)	$42,207,194
Affiliated companies	37,400

Interest	4,886

Total investment income	42,249,480

Expenses
Management fees	10,166,017

Distribution and service plan fees:
Class A	2,678,249
Class B	218,465
Class C	2,863,273
Class R	297,716

Transfer and shareholder servicing agent fees:
Class A	2,414,278
Class B	48,145
Class C	631,135
Class I	1,236
Class R	131,418
Class Y	525,976

Shareholder communications:
Class A	19,904
Class B	1,618
Class C	5,760
Class I	48
Class R	732
Class Y	3,287
Borrowing fees	32,498

Trustees’ compensation	27,402

Custodian fees and expenses	6,118

Other	142,527

Total expenses	20,215,802
Less waivers and reimbursements of expenses	(177,791)

Net expenses	20,038,011

Net Investment Income	22,211,469
Realized and Unrealized Gain
Net realized gain on:
Investment transactions from unaffiliated companies	191,431,114
Foreign currency transactions	128,914

Net realized gain	191,560,028

Net change in unrealized appreciation/depreciation on investment transactions	158,880,532

Net Increase in Net Assets Resulting from Operations	$372,652,029

See accompanying Notes to Financial Statements.

17      OPPENHEIMER RISING DIVIDENDS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations
Net investment income	$22,211,469	$55,834,080
Net realized gain	191,560,028	221,380,838
Net change in unrealized appreciation/depreciation	158,880,532	(348,853,259)
Net increase (decrease) in net assets resulting from operations	372,652,029	(71,638,341)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(15,832,889)	(32,363,349)
Class B	(183,716)	(586,227)
Class C	(2,796,732)	(5,575,683)
Class I	(80,186)	(452,912)
Class R	(715,361)	(1,411,968)
Class Y	(3,916,728)	(16,876,792)
	(23,525,612)	(57,266,931)

Distributions from net realized gain:
Class A	(105,946,334)	(148,174,884)
Class B	(2,634,197)	(5,688,467)
Class C	(32,289,576)	(46,224,268)
Class I	(451,065)	(2,350,614)
Class R	(5,705,019)	(7,934,586)
Class Y	(22,264,482)	(90,268,228)
	(169,290,673)	(300,641,047)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(128,915,468)	(197,506,501)
Class B	(19,245,788)	(32,771,169)
Class C	(50,231,218)	(63,614,636)
Class I	(4,591,890)	(32,406,374)
Class R	(4,520,325)	(12,043,611)
Class Y	(28,796,907)	(1,035,147,086)
	(236,301,596)	(1,373,489,377)
Net Assets
Total decrease	(56,465,852)	(1,803,035,696)
Beginning of period	3,453,346,666	5,256,382,362
End of period (including accumulated net investment income of $2,344,797 and $3,658,940, respectively)	$3,396,880,814	$3,453,346,666

See accompanying Notes to Financial Statements.

18      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$18.26	$19.88	$20.99	$20.91	$17.13	$15.77

Income (loss) from investment operations:
Net investment income[2]	0.13	0.24	0.17	0.17	0.25	0.23
Net realized and unrealized gain (loss)	1.89	(0.48)	0.62	2.21	3.78	1.36

Total from investment operations	2.02	(0.24)	0.79	2.38	4.03	1.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.25)	(0.17)	(0.17)	(0.25)	(0.23)
Distributions from net realized gain	(0.90)	(1.13)	(1.73)	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.04)	(1.38)	(1.90)	(2.30)	(0.25)	(0.23)

Net asset value, end of period	$19.24	$18.26	$19.88	$20.99	$20.91	$17.13

Total Return, at Net Asset Value[3]	11.48%	(1.37)%	3.72%	12.57%	23.70%	10.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,191,428	$2,201,657	$2,615,039	$2,754,772	$2,681,455	$2,083,152

Average net assets (in thousands)	$2,212,751	$2,406,601	$2,727,301	$2,770,081	$2,352,213	$1,984,431

Ratios to average net assets:[4]
Net investment income	1.41%	1.29%	0.85%	0.84%	1.29%	1.36%
Expenses excluding specific expenses listed below	1.07%	1.07%	1.05%	1.05%	1.03%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.07%	1.07%	1.05%	1.05%	1.03%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.07%[7]	1.05%[7]	1.05%[7]	1.03%[7]	1.06%[7]

Portfolio turnover rate	62%	96%	60%	90%	87%	39%

19      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.07%
Year Ended October 31, 2016	1.07%
Year Ended October 30, 2015	1.05%
Year Ended October 31, 2014	1.05%
Year Ended October 31, 2013	1.03%
Year Ended October 31, 2012	1.06%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER RISING DIVIDENDS FUND

Class B	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$15.97	$17.55	$18.75	$18.92	$15.49	$14.28

Income (loss) from investment operations:
Net investment income[2]	0.06	0.10	0.02	0.00[3]	0.07	0.07
Net realized and unrealized gain (loss)	1.63	(0.42)	0.54	1.98	3.41	1.24

Total from investment operations	1.69	(0.32)	0.56	1.98	3.48	1.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.13)	(0.03)	(0.02)	(0.05)	(0.10)
Distributions from net realized gain	(0.90)	(1.13)	(1.73)	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.97)	(1.26)	(1.76)	(2.15)	(0.05)	(0.10)

Net asset value, end of period	$16.69	$15.97	$17.55	$18.75	$18.92	$15.49

Total Return, at Net Asset Value[4]	11.05%	(2.05)%	2.91%	11.65%	22.54%	9.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,294	$52,559	$93,400	$131,421	$153,929	$146,664

Average net assets (in thousands)	$44,005	$70,446	$112,249	$143,551	$148,505	$145,332

Ratios to average net assets:[5]
Net investment income	0.70%	0.61%	0.12%	0.02%	0.41%	0.44%
Expenses excluding specific expenses listed below	1.84%	1.83%	1.80%	1.88%	1.96%	2.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.84%	1.83%	1.80%	1.88%	1.96%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.83%[8]	1.80%[8]	1.88%[8]	1.95%	2.01%

Portfolio turnover rate	62%	96%	60%	90%	87%	39%

21      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.84%
Year Ended October 31, 2016	1.83%
Year Ended October 30, 2015	1.80%
Year Ended October 31, 2014	1.88%
Year Ended October 31, 2013	1.96%
Year Ended October 31, 2012	2.02%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER RISING DIVIDENDS FUND

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$15.83	$17.43	$18.63	$18.82	$15.42	$14.23

Income (loss) from investment operations:
Net investment income[2]	0.05	0.09	0.02	0.01	0.09	0.09
Net realized and unrealized gain (loss)	1.63	(0.42)	0.55	1.97	3.41	1.23

Total from investment operations	1.68	(0.33)	0.57	1.98	3.50	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.14)	(0.04)	(0.04)	(0.10)	(0.13)
Distributions from net realized gain	(0.90)	(1.13)	(1.73)	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.98)	(1.27)	(1.77)	(2.17)	(0.10)	(0.13)

Net asset value, end of period	$16.53	$15.83	$17.43	$18.63	$18.82	$15.42

Total Return, at Net Asset Value[3]	11.08%	(2.13)%	2.97%	11.75%	22.69%	9.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561,882	$586,282	$716,184	$746,275	$691,021	$507,676

Average net assets (in thousands)	$578,299	$653,546	$750,751	$727,578	$589,965	$461,812

Ratios to average net assets:[4]
Net investment income	0.66%	0.54%	0.10%	0.08%	0.53%	0.59%
Expenses excluding specific expenses listed below	1.83%	1.82%	1.80%	1.81%	1.79%	1.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.83%	1.82%	1.80%	1.81%	1.79%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.82%[7]	1.80%[7]	1.81%[7]	1.79%[7]	1.83%[7]

Portfolio turnover rate	62%	96%	60%	90%	87%	39%

23      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.83%
Year Ended October 31, 2016	1.82%
Year Ended October 30, 2015	1.80%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.79%
Year Ended October 31, 2012	1.83%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER RISING DIVIDENDS FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$18.81	$20.43	$21.52	$21.38	$17.53	$17.55

Income (loss) from investment operations:
Net investment income[3]	0.18	0.37	0.26	0.26	0.32	0.11
Net realized and unrealized gain (loss)	1.93	(0.53)	0.64	2.26	3.87	0.09

Total from investment operations	2.11	(0.16)	0.90	2.52	4.19	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.33)	(0.26)	(0.25)	(0.34)	(0.22)
Distributions from net realized gain	(0.90)	(1.13)	(1.73)	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.08)	(1.46)	(1.99)	(2.38)	(0.34)	(0.22)

Net asset value, end of period	$19.84	$18.81	$20.43	$21.52	$21.38	$17.53

Total Return, at Net Asset Value[4]	11.64%	(0.92)%	4.19%	13.04%	24.20%	1.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,784	$8,978	$45,049	$51,014	$55,697	$34,944

Average net assets (in thousands)	$8,294	$24,379	$47,979	$61,699	$51,557	$8,003

Ratios to average net assets:[5]
Net investment income	1.90%	1.95%	1.28%	1.27%	1.63%	0.93%
Expenses excluding specific expenses listed below	0.64%	0.63%	0.62%	0.62%	0.63%	0.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.64%	0.63%	0.62%	0.62%	0.63%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%[8]	0.63%[8]	0.62%[8]	0.62%[8]	0.63%[8]	0.63%[8]

Portfolio turnover rate	62%	96%	60%	90%	87%	39%

25      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.64%
Year Ended October 31, 2016	0.63%
Year Ended October 30, 2015	0.62%
Year Ended October 31, 2014	0.62%
Year Ended October 31, 2013	0.63%
Period Ended October 31, 2012	0.63%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26      OPPENHEIMER RISING DIVIDENDS FUND

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$18.15	$19.77	$20.88	$20.81	$17.03	$15.68

Income (loss) from investment operations:
Net investment income[2]	0.11	0.19	0.12	0.11	0.18	0.17
Net realized and unrealized gain (loss)	1.87	(0.48)	0.61	2.20	3.76	1.35

Total from investment operations	1.98	(0.29)	0.73	2.31	3.94	1.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.20)	(0.11)	(0.11)	(0.16)	(0.17)
Distributions from net realized gain	(0.90)	(1.13)	(1.73)	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.01)	(1.33)	(1.84)	(2.24)	(0.16)	(0.17)

Net asset value, end of period	$19.12	$18.15	$19.77	$20.88	$20.81	$17.03

Total Return, at Net Asset Value[3]	11.35%	(1.63)%	3.47%	12.23%	23.29%	9.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,292	$118,374	$142,003	$161,113	$189,804	$158,943

Average net assets (in thousands)	$120,462	$128,499	$150,181	$173,446	$177,429	$154,173

Ratios to average net assets:[4]
Net investment income	1.15%	1.04%	0.60%	0.57%	0.95%	1.01%
Expenses excluding specific expenses listed below	1.33%	1.32%	1.30%	1.33%	1.39%	1.43%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.33%	1.32%	1.30%	1.33%	1.39%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.32%[7]	1.30%[7]	1.33%[7]	1.39%[7]	1.43%[7]

Portfolio turnover rate	62%	96%	60%	90%	87%	39%

27      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.33%
Year Ended October 31, 2016	1.32%
Year Ended October 30, 2015	1.30%
Year Ended October 31, 2014	1.33%
Year Ended October 31, 2013	1.39%
Year Ended October 31, 2012	1.43%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28      OPPENHEIMER RISING DIVIDENDS FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$18.84	$20.45	$21.53	$21.39	$17.53	$16.13

Income (loss) from investment operations:
Net investment income[2]	0.16	0.32	0.23	0.22	0.28	0.27
Net realized and unrealized gain (loss)	1.94	(0.52)	0.63	2.26	3.87	1.39

Total from investment operations	2.10	(0.20)	0.86	2.48	4.15	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.28)	(0.21)	(0.21)	(0.29)	(0.26)
Distributions from net realized gain	(0.90)	(1.13)	(1.73)	(2.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.06)	(1.41)	(1.94)	(2.34)	(0.29)	(0.26)

Net asset value, end of period	$19.88	$18.84	$20.45	$21.53	$21.39	$17.53

Total Return, at Net Asset Value[3]	11.58%	(1.11)%	4.01%	12.79%	23.90%	10.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$483,201	$485,497	$1,644,707	$2,087,847	$2,042,811	$1,705,751

Average net assets (in thousands)	$482,116	$1,140,392	$1,807,893	$2,059,021	$1,814,575	$1,215,078

Ratios to average net assets:[4]
Net investment income	1.66%	1.67%	1.12%	1.05%	1.46%	1.58%
Expenses excluding specific expenses listed below	0.83%	0.82%	0.81%	0.83%	0.88%	0.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.83%	0.82%	0.81%	0.83%	0.88%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.82%[7]	0.81%[7]	0.83%[7]	0.88%[7]	0.83%[7]

Portfolio turnover rate	62%	96%	60%	90%	87%	39%

29      OPPENHEIMER RISING DIVIDENDS FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.83%
Year Ended October 31, 2016	0.82%
Year Ended October 30, 2015	0.81%
Year Ended October 31, 2014	0.83%
Year Ended October 31, 2013	0.88%
Year Ended October 31, 2012	0.83%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Rising Dividends Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

31      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited /Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are

32      OPPENHEIMER RISING DIVIDENDS FUND

2. Significant Accounting Policies (Continued)

comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

    At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the

33      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited /Continued

2. Significant Accounting Policies (Continued)

current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,808,555,383

Gross unrealized appreciation	$553,616,067
Gross unrealized depreciation	(12,749,610)

Net unrealized appreciation	$540,866,457

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value

34      OPPENHEIMER RISING DIVIDENDS FUND

3. Securities Valuation (Continued)

of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to,

35      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$404,985,086	$—	$—	$404,985,086
Consumer Staples	304,612,320	—	—	304,612,320
Energy	271,541,614	—	—	271,541,614
Financials	740,530,656	—	—	740,530,656
Health Care	432,903,451	—	—	432,903,451

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Industrials	$334,038,434	$—	$—	$334,038,434
Information Technology	632,320,496	—	—	632,320,496
Materials	62,814,245	—	—	62,814,245
Utilities	113,172,190	39,240,764	—	152,412,954
Investment Company	13,262,584	—	—	13,262,584

Total Assets	$3,310,181,076	$39,240,764	$—	$3,349,421,840

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are

37      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

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5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $1.00 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	4,781,960	$89,149,208	11,831,501	$217,111,880
Dividends and/or distributions reinvested	6,486,555	115,988,148	9,055,729	171,100,733
Redeemed	(17,926,688)	(334,052,824)	(31,869,823)	(585,719,114)
Net decrease	(6,658,173)	$(128,915,468)	(10,982,593)	$(197,506,501)

Class B
Sold	21,905	$352,498	107,496	$1,719,757
Dividends and/or distributions reinvested	172,207	2,669,355	359,217	5,959,228
Redeemed	(1,370,875)	(22,267,641)	(2,495,284)	(40,450,154)
Net decrease	(1,176,763)	$(19,245,788)	(2,028,571)	$(32,771,169)

Class C
Sold	1,623,643	$25,954,050	4,640,178	$73,973,333
Dividends and/or distributions reinvested	1,999,374	30,731,445	2,679,524	44,088,031
Redeemed	(6,658,423)	(106,916,713)	(11,384,690)	(181,676,000)
Net decrease	(3,035,406)	$(50,231,218)	(4,064,988)	$(63,614,636)

Class I
Sold	80,395	$1,548,519	171,323	$3,278,059
Dividends and/or distributions reinvested	28,662	528,105	130,387	2,536,812
Redeemed	(345,392)	(6,668,514)	(2,029,663)	(38,221,245)
Net decrease	(236,335)	$(4,591,890)	(1,727,953)	$(32,406,374)

39      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R
Sold	664,456	$12,331,008	1,175,640	$21,450,653
Dividends and/or distributions reinvested	342,913	6,094,704	472,238	8,880,325
Redeemed	(1,236,411)	(22,946,037)	(2,309,975)	(42,374,589)

Net decrease	(229,042)	$(4,520,325)	(662,097)	$(12,043,611)

Class Y
Sold	3,590,423	$69,141,407	24,724,140	$458,811,192
Dividends and/or distributions reinvested	1,046,897	19,343,872	2,977,719	57,947,991
Redeemed	(6,106,450)	(117,282,186)	(82,367,163)	(1,551,906,269)

Net decrease	(1,469,130)	$(28,796,907)	(54,665,304)	$(1,035,147,086)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$2,113,733,212	$2,526,166,748

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $800 million	0.65%
Next $700 million	0.60
Next $1.0 billion	0.58
Next $2.5 billion	0.56
Next $5.0 billion	0.54
Over $10 billion	0.52

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

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8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	51,597
Accumulated Liability as of April 30, 2017	178,902

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution

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NOTES TO FINANCIAL STATEMENTS Unaudited /Continued

8. Fees and Other Transactions with Affiliates (Continued)

and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2017	$311,453	$9,755	$35,048	$19,966	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,860 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

42      OPPENHEIMER RISING DIVIDENDS FUND

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$108,883
Class B	2,032
Class C	28,287
Class R	5,962
Class Y	23,767

This fee waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

43      OPPENHEIMER RISING DIVIDENDS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44      OPPENHEIMER RISING DIVIDENDS FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rising Dividends Fund	12/5/16	4.7%	95.3%	0.0%

45    OPPENHEIMER RISING DIVIDENDS FUND

OPPENHEIMER RISING DIVIDENDS FUND

Trustee and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Joshua Peters, Vice President

Manind Govil, Vice President

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

46      OPPENHEIMER RISING DIVIDENDS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47      OPPENHEIMER RISING DIVIDENDS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET. Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2017 OppenheimerFunds Distributor, Inc. All rights reserved. RS0225.001.0417 June 23, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017